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                                                                    EXHIBIT 32.2

                  CALIPER LIFE SCIENCES, INC. AND SUBSIDIARIES
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Caliper Life Sciences, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
L. Knighton, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                   /s/ JAMES L. KNIGHTON
                                           -------------------------------------
                                           James L. Knighton
                                           Chief Financial Officer
Date: March 15, 2004